UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
 _______________
FORM 8-K
 _______________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report: May 25, 2023
(Date of earliest event reported)
 _______________
TENET HEALTHCARE CORPORATION
(Exact name of Registrant as specified in its charter)

Nevada	1-7293	95-2557091
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)
14201 Dallas Parkway
Dallas, Texas 75254
(Address of principal executive offices, including zip code)
(469) 893-2200
(Registrant’s telephone number, including area code)
  _______________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.05 par value	THC	New York Stock Exchange
6.875% Senior Notes due 2031	THC31	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
    Emerging Growth Company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards pursuant to Section 13(a) of the Exchange Act.     ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.
The 2023 Annual Meeting of Shareholders (the “Annual Meeting”) of Tenet Healthcare Corporation (the “Company”) was held on May 25, 2023. Below are the final voting results from the meeting.

1.    The Company’s shareholders elected the following directors to serve on the Company’s Board of Directors, each to serve until the next annual meeting of shareholders or until his or her successor is duly elected or qualified, whichever is later, or until the director’s earlier resignation or removal:

	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
J. Robert Kerrey	83,535,834	2,527,226	514,682	6,815,599
James L. Bierman	85,146,732	922,183	508,827	6,815,599
Richard W. Fisher	85,044,275	1,026,111	507,356	6,815,599
Meghan M. FitzGerald	84,827,178	1,243,901	506,663	6,815,599
Cecil D. Haney	85,137,286	933,335	507,121	6,815,599
Christopher S. Lynch	85,082,827	986,640	508,275	6,815,599
Richard J. Mark	85,083,075	987,427	507,240	6,815,599
Tammy Romo	84,908,989	1,161,247	507,506	6,815,599
Saumya Sutaria	85,664,645	401,556	511,541	6,815,599
Nadja Y. West	85,139,884	929,376	508,482	6,815,599

2.    The Company’s shareholders approved, on an advisory basis, the Company’s executive compensation:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
81,530,105	4,617,910	429,727	6,815,599

3.    Votes regarding the approval, on an advisory basis, of the frequency of future advisory votes on the Company’s executive compensation were as follows:

ONE YEAR	TWO YEARS	THREE YEARS	ABSTAIN	BROKER NON-VOTES
84,450,639	40,680	2,057,781	28,642	6,815,599

Based on the voting result at the Annual Meeting, the Company’s Board of Directors has determined to provide for a shareholder advisory vote on executive compensation on an annual basis.

4.    The Company’s shareholders approved the ratification of the selection of Deloitte & Touche LLP as the Company’s independent registered public accountants for the year ending December 31, 2023:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
92,610,717	742,949	39,675	—

5.    The shareholder proposal requesting a report on patients’ right to access abortion in emergencies did not pass

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
7,449,831	77,442,867	1,685,044	6,815,599

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TENET HEALTHCARE CORPORATION

Date: May 25, 2023	By:	/s/ THOMAS ARNST
Name: Thomas Arnst
Title: Executive Vice President, Chief Administrative Officer, General Counsel and Corporate Secretary